                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC  20549

                                 -----------
                                   FORM 8-K
                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): February 2, 2001


                         APACHE MEDICAL SYSTEMS, INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Delaware                                       000-20805                23-2476415
-------------------------------------------------------------------------------------------------------------------
(State of Incorporation or Organization)        (Commission File Number)     (I.R.S. Employer Identification No.)

       1650 Tysons Boulevard, McLean, Virginia                                  22102
-------------------------------------------------------------------------------------------------------------------
       (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone no., including area code:  (703) 847-1400
                                                  --------------

                                NOT APPLICABLE
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.  Other Events.

Attached is a press release issued by the Registrant on February 2, 2001, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(a)-(b) Not Applicable.

(c)      EXHIBIT NO.   DESCRIPTION

         99.1          Press Release issued by Registrant on February 2, 2001.

                                  SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        APACHE MEDICAL SYSTEMS, INC.


                                        /s/ Violet L. Shaffer
                                        -------------------------------------
                                        Violet L. Shaffer
                                        President and Chief Operating Officer